UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Processa Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 28, 2023

To the Stockholders of Processa Pharmaceuticals, Inc.:

NOTICE HEREBY IS GIVEN that the 2023 Annual Meeting of Stockholders of Processa Pharmaceuticals, Inc. will be held at our corporate office located at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076 on Friday, June 28, 2023, beginning at 12:00 p.m., Eastern Time. The Annual Meeting will be held for the following purposes:

1.	To elect the six directors nominated in the attached Proxy Statement to serve as directors until the 2024 Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

2.	To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares;

3.	To ratify the appointment of BD & Company, Inc. as the independent registered public accounting firm of Processa Pharmaceuticals, Inc. for the fiscal year ending December 31, 2023;

4.	To approve, by advisory vote, the compensation of our named executive officers; and

5.	To transact such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement.

The Board of Directors has fixed the close of business on April 29, 2023 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Stockholders who own shares of the Company’s common stock beneficially through a bank, broker or other nominee will also be entitled to attend the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any such adjournment. A list of the stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder entitled to vote at the Annual Meeting, for any purpose germane to the Annual Meeting, during ordinary business hours and upon appointment, for a period of at least ten days prior to the Annual Meeting at the principal executive offices of the Company in Hanover, Maryland.

We hope you will be able to attend the Annual Meeting, but in any event, we would appreciate you submitting your proxy as promptly as possible. You may vote by telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials and in the accompanying proxy. If you received a copy of the Proxy Card by mail, you may also submit your vote by mail. We encourage you to vote by telephone or the Internet. These methods are convenient and save the Company significant postage and processing charges. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

We intend to hold the Annual Meeting in person. However, in the event it is not possible, prudent, or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication or holding the Annual Meeting at another date and/or time. If the Annual Meeting will be held solely by means of remote communication, we will announce that fact as promptly as practicable, and details on how to participate will be posted on the websites at which our proxy materials are available: www.[●] (for stockholders of record) and www.[●] (for shares held beneficially through a bank, broker or other nominee), and such announcement will be filed with the U.S. Securities and Exchange Commission as additional proxy material and also posted on such websites. Please monitor the website for updated information. Please review carefully the Proxy Card and Proxy Statement.

By order of the Board of Directors

/s/ Dr. David Young

Chief Executive Officer

Hanover, Maryland

April [●], 2023

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Table of Contents

Proxy Statement Summary	2
Proposals to be Voted on at the 2023 Annual Meeting
Proposal 1: Election of Directors	6
Proposal 2: To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares	9
Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm Audit Committee Report	12
Proposal 4: Advisory Approval of Named Executive Officer Compensation Corporate Governance Matters	15
Executive Officers of the Company	20
Executive Compensation	21
Director Compensation	30
Security Ownership of Certain Beneficial Owners and Management 2024 Shareholder Proposals	31
Other Matters	34
Annex A – Amendment to the Articles of Incorporation	A-1

Cautionary Note Regarding Forward-Looking Statements

The statements included in this Proxy Statement regarding future performance and results, expectations, plans, strategies, priorities, commitments, and other statements that are not historical facts are forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking, and other statements in this Proxy Statement regarding our environmental and other sustainability plans and goals, are not an indication that these statements are necessarily material to investors or are required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Forward-looking statements are based upon current beliefs, expectations, and assumptions and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Readers of this Proxy Statement are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

PROXY STATEMENT

2023 Annual Meeting of Stockholders

to be held on June 28, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Processa Pharmaceuticals, Inc., a Delaware corporation (“Processa,” the “Company,” “we,” “our” or “us”), for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our corporate office located at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076 on Friday, June 28, 2023, beginning at 12:00 p.m., Eastern Time, and at any postponements or adjournments thereof.

If we determine that it is not possible or advisable to hold the Annual Meeting in person at our corporate office on the Annual Meeting date, we may make alternative arrangements to hold the Annual Meeting at a different date or time, in a different location, and/or by means of remote communication. In the event we determine it is necessary or appropriate to make alternative arrangements for the Annual Meeting, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy soliciting material.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 28, 2023

We are taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to deliver proxy materials to our stockholders via the Internet. Under these rules, we are sending our stockholders a notice regarding the Internet availability of proxy materials instead of a full printed set of proxy materials. Our stockholders will not receive printed copies of the proxy materials unless specifically requested. On or about May [●], 2023, we will mail to our stockholders who have not previously requested to receive materials by mail or e-mail a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access this proxy statement and our annual report online and how you may submit your proxy on the internet or by telephone. If you received this notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions therein for requesting these materials. For directions to the Annual Meeting, please contact our Chief Administrative Officer, Wendy Guy at wguy@processapharmaceuticals.com.

Purpose of the Annual Meeting

The Board is soliciting your proxy for use at our Annual Meeting because you owned shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on the Record Date, and, therefore, are entitled to vote at the Annual Meeting on the following proposals:

1.	To elect the six directors nominated in this Proxy Statement to serve as directors until the 2024 annual meeting of stockholders and until a successor is duly elected and qualified;

2.	To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares;

3.	To ratify the appointment of BD & Company, Inc. as the independent registered public accounting firm of Processa Pharmaceuticals, Inc. for the fiscal year ending December 31, 2023;

4.	To approve, by advisory vote, the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board unanimously recommends voting “FOR” the election of each of the Board’s nominees on Proposal 1 – Khoso Baluch, James Neal, Geraldine Pannu, Virgil Thompson, Justin Yorke and David Young; “FOR” Proposal 2; “FOR” Proposal 3; and “FOR” Proposal 4 using the Proxy Card.

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ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock on April 29, 2023 (our Record Date) and that entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

This Proxy Statement includes information related to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors, the compensation of executive officers and directors, and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the Annual Meeting?

Holders of common stock as of the close of business on the record date, April 29, 2023, will receive notice of, and be eligible to vote at, the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the record date, we had outstanding and entitled to vote [●] shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the Annual Meeting. There is no cumulative voting.

Who can attend the Annual Meeting?

Only persons with evidence of stock ownership as of the record date or who are invited guests of the Company, as determined by the Chairman of the Board or the executive officers of the Company, may attend and be admitted to the annual meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of common stock of the Company as of the record date. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, physically or by proxy, of the holders of a majority of all the outstanding shares of our common stock entitled to vote at the Annual Meeting must be present before any action can be taken by the stockholders at the Annual Meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the Annual Meeting for a quorum.

How do I vote my shares?

If you are a stockholder of record (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote at the Annual Meeting or by proxy. If you hold your shares beneficially in “street name” through a broker or nominee, you may be able to authorize your proxy by telephone or the Internet as well as by mail, but you will need to obtain and follow instructions from your broker or nominee to vote these shares.

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We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the Annual Meeting. If you attend the Annual Meeting, you may vote at the Annual Meeting and your proxy will not be counted. Our Board of Directors has designated Dr. David Young and Wendy Guy, and each or any of them or their designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.

Voting by Telephone or Internet. If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. EDT on June 27, 2023. Please see the Notice of Internet Availability of Proxy Materials or Proxy Card for instructions on how to vote by telephone or internet.

Voting by Proxy Card. Each stockholder electing to receive stockholder materials by mail may vote by proxy using the accompanying Proxy Card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the Proxy Card.

Where can I find a list of stockholders entitled to vote at the Annual Meeting?

For the ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at the Company’s principal executive offices at 7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076 upon appointment.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again by telephone or over the internet or by attending the Annual Meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trust, bank or other nominee or, if you have obtained a legal proxy from your broker, trust, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

How is the Company soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

What vote is required to approve each item?

Directors are elected by plurality vote and there is no cumulative voting. Accordingly, the director nominees receiving the highest vote totals of the eligible shares of our common stock that are present, in person or by proxy, and entitled to vote at the Annual Meeting will be elected as our directors. The approval of the amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, the ratification of the appointment of BD & Company, Inc., and the advisory resolution on executive compensation require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the Annual Meeting.

How are votes counted?

With regard to the election of directors, you may vote “FOR” or “WITHHOLD,” and votes that are withheld will be excluded entirely from the vote and will have no effect. For the other proposals you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are considered to be present and entitled to vote at the Annual Meeting. Thus, abstentions will have the effect of a vote against each of the proposals other than the election of directors.

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If you hold your shares in “street name,” we have supplied copies of our proxy materials for our Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, trust, bank or other nominee that has not received voting instructions from you may not vote on any proposal other than the appointment of BD & Company, Inc. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of BD & Company, Inc. as our independent auditor without receiving voting instructions from you.

Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

The Board and management do not intend to present any matters at this time at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the Proxy Card confer upon the individuals designated as proxy discretionary authorities to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement, Proxy Cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please vote your shares applicable to each Proxy Card and voting instruction card that you receive.

If I previously signed up to receive stockholder materials by mail and wish to access these materials via the internet or electronic delivery in the future, what should I do?

If you have previously signed up to receive stockholder materials, including proxy statements and annual reports, by mail, you may choose to receive these materials by accessing the internet or via electronic delivery in the future. You can help us achieve a substantial reduction in our printing and mailing costs by choosing to receive stockholder materials by means other than the mail. If you choose to receive your proxy materials by accessing the internet, then before next year’s annual meeting, you will receive a Notice of Internet Availability of Proxy Materials when the proxy materials and annual report are available over the internet. If you choose instead to receive your proxy materials via electronic delivery, you will receive an email containing the proxy materials.

If your shares are registered in your own name (instead of through a broker or other nominee), sign up to receive proxy materials in the future by accessing the internet or via electronic delivery by visiting the following website: www.investorelections.com/pcsa.

Your election to receive your proxy materials by accessing the internet or by electronic delivery will remain in effect for all future stockholder meetings unless you revoke it before the Annual Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials or by calling or sending a written request addressed to:

Processa Pharmaceuticals, Inc.

7380 Coca Cola Drive, Suite 106

Hanover, Maryland 21076

(443) 776-3133

Attention: Wendy Guy

If you hold your shares in an account at a brokerage firm or bank participating in a “street name” program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.

How can I obtain paper copies of the proxy materials, 10-K and other financial information?

Stockholders can access our 2023 proxy statement, our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission as well as our corporate governance and other related information on the investor relations page of our website at https://www.processapharmaceuticals.com/investors/sec-filings.

The Securities and Exchange Commission’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings to the Company. To take advantage of this opportunity, we have delivered only one notice, proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the notice or annual meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future notices, proxy statements and annual reports for your household, or wish to receive a separate copy for each stockholder, please write to the address set forth above.

If you previously elected to receive our stockholder materials via the internet, you may request paper copies, without charge, by writing to the address set forth above.

Where can I find the voting results of the annual meeting?

We will announce the preliminary voting results at the annual meeting and release the final results in a Form 8-K within four business days following the annual meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Processa’s business and affairs are managed under the direction of the Board of Directors. All of our directors are elected at each annual meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. The individuals named as proxy voters in the accompanying proxy, or their substitutes, will vote for the Board’s nominees with respect to all proxies we receive unless instructions to the contrary are provided. If any nominee becomes unavailable for any reason, the votes will be cast for a substitute nominee designated by our Board. Our directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

Nominees for Election

The Board has nominated the six persons named in the table below for election as directors at the Annual Meeting. The following table provides information regarding our director nominees as of March 31, 2023:

Name of Nominee	Age	Position Held with Processa	Director Since
Justin Yorke	56	Chairman of the Board	2017
Dr. David Young	70	President and Chief Executive Officer	2017
Khoso Baluch	65	Director	2022
James Neal	67	Director	2022
Geraldine Pannu	53	Director	2020
Virgil Thompson	83	Director	2017

Set forth below with respect to each director nominee standing for election at the Annual Meeting are such nominee’s principal occupation and business experience during at least the past five years, the names of other publicly-held companies for which such nominee serves or has served as a director during such period, and the experience, qualifications, attributes or skills that has led the Board to conclude that each nominee should serve as a director of the Company.

Justin Yorke – Mr. Yorke has served as our Chairman since July 11, 2022 and has been a Director since October 2017. Mr. Yorke has over 25 years of experience as an institutional equity fund manager and senior financial analyst for investment funds and investment banks and was appointed as a Director in August 2017. For more than the past 16 years, he has been a managing member of San Gabriel Advisors and Arroyo Capital Management, which manages the Richland Fund. The Fund’s primary activity is investing in public and private companies in the United States. Mr. Yorke currently serves as a Director of Splash Beverage Group. He also served as non-executive Chairman of Jed Oil and a Director/CEO at JMG Exploration. Mr. Yorke was a Fund Manager and Senior Financial Analyst, based in Hong Kong, for Darier Henstch, S.A., a private Swiss bank, where he managed their $400 million Asian investment portfolio. Mr. Yorke was an Assistant Director and Senior Financial Analyst with Peregrine Asset Management, which was a unit of Peregrine Securities, a regional Asian investment bank. Mr. Yorke was a Vice President and Senior Financial Analyst with Unifund Global Ltd., a private Swiss Bank, as a manager of its $150 million Asian investment portfolio. Mr. Yorke has a B.A. from University of California, Los Angeles. We believe Mr. Yorke is qualified to serve on our Board because of his extensive investment experience.

David Young, Pharm.D., Ph.D. - Dr. Young has served as our Chief Executive Officer since October 4, 2017 and has over 30 years of pharmaceutical research, drug development and corporate experience. He also served as our Chairman until July 11, 2022, at which point he became our President. Additionally, he served as our interim CFO from October 4, 2017 to September 1, 2018. From 2006 to 2009, prior to joining the Questcor executive management team, Dr. Young served as an independent Director on the Questcor Board of Directors. As an independent director, Dr. Young, representing Questcor, worked with the FDA in developing a process to obtain approval for Acthar (the only commercial product owned by Questcor) in Infantile Spasms (IS), a deadly and debilitating very rare orphan indication. In 2009, Dr. Young joined the Questcor executive management team as Chief Scientific Officer (CSO) in order to obtain IS FDA approval and market exclusivity by completing the New Drug Application (NDA) process, working with FDA on modernizing the label, and leading all aspects of approval including the Advisory Committee Meeting that voted to approve the NDA for IS. During the eight years that Dr. Young was involved with Questcor as an independent director and as its CSO, Questcor transitioned to an orphan drug specialty pharmaceutical company, moving from an outdated Acthar label and near bankruptcy in 2007 to a modernized Acthar label that helped it to achieve sales greater than $750 million per year and the ultimate sale of the company for approximately $5.6 billion in 2014. While serving on Questcor’s Board of Directors, Dr. Young was Executive Director & President, U.S. Operations of AGI Therapeutics plc. Dr. Young has also served as the Executive Vice President of the Strategic Drug Development Division of ICON plc, an international CRO, and was the Founder and CEO of GloboMax LLC, a CRO specializing in FDA drug development, which was purchased by ICON plc in 2003. Prior to forming GloboMax, Dr. Young was a Tenured Associate Professor at the School of Pharmacy, University of Maryland at Baltimore (UMAB), where he led a group of 30 faculty, scientists, postdocs, graduate students and technicians in evaluating the biological properties of drugs and drug delivery systems in animals and humans.

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Dr. Young is an expert in small molecule and protein non-clinical and clinical drug development. He has served on FDA Advisory Committees, was Co-Principal Investigator on an FDA-funded Clinical Pharmacology contract, was responsible for the analytical and pharmacokinetic evaluation of all oral products manufactured in the UMAB-FDA contract which led to the Scale-up and Post-Approval Changes (SUPAC) and in-vitro in-vivo correlation (IVIVC) FDA Guidance, taught FDA reviewers as part of the UMAB-FDA contract for five years, has served on National Institutes of Health (NIH) grant review committees, and was Co-Principal Investigator on a National Cancer Institute contract to evaluate new oncology drugs. Dr. Young has met with the FDA over 100 times on more than 50 drug products and has been a key team member on more than 30 NDA/supplemental NDA approvals. Dr. Young has more than 150 presentations-authored publications-book chapters, including formal presentations to the FDA, FDA Advisory Committees, and numerous invited presentations at both scientific and investment meetings. Dr. Young received his B.S. in Physiology from the University of California at Berkeley, his M.S. in Medical Physics from the University of Wisconsin at Madison, and his Pharm.D. - Ph.D. with emphasis in Pharmacokinetics and Pharmaceutical Sciences from the University of Southern California. We believe Dr. Young is qualified to serve on our Board due to his pharmaceutical experience.

Khoso Baluch – Mr. Baluch has served as a Director since July 2022. He has over 36 years of experience across global geographies in the biopharmaceutical industry. Since 2012, he has served as an independent director of Poxel S.A., a French publicly traded biotech company, and chairs its compensation committee. He has also served as the Chairman of the Board for Da Volterra, a French privately held company, since December 2021. From 2016 to 2021, Mr. Baluch served as the Chief Executive Officer and Board member of CorMedix, Inc., a publicly traded pharmaceutical company in the US. Mr. Baluch also held various senior positions at UCB, S.A. between January 2008 to April 2016, including Senior Vice President and President Europe, Middle East & Africa. Prior to joining UCB, Mr. Baluch worked for Eli Lilly and Company for 24 years, holding international positions spanning Europe, the Middle East and the United States in general management, business development, market access and product leadership. Mr. Baluch holds a B.S. in Aeronautical Engineering from City University London and an MBA from Cranfield School of Management. We believe Mr. Baluch is qualified to serve on our Board because of his business expertise and significant executive management experience in the pharmaceutical industry.

James Neal – Mr. Neal has served as a Director since July 2022. He brings more than 25 years of experience forming and maximizing business and technology collaborations globally and in bringing novel products and technologies to market. Mr. Neal served as the Chief Executive Officer and Director of XOMA from December 2016 until his retirement in January 2023. Mr. Neal joined XOMA in 2009 as its Vice President, Business Development. Prior to joining XOMA, Mr. Neal was Acting Chief Executive Officer of Entelos, Inc. a leading biosimulation company. Previously, in 2007, Entelos acquired Iconix Biosciences, a privately held company where Mr. Neal served as Chief Executive Officer and established multi-year collaborations with Bristol-Myers Squibb, Abbott Labs, Eli Lilly and the U.S. Food and Drug Administration. While Executive Vice President of Incyte Genomics from 1999 to 2002, he led the global commercial activities with pharmaceutical company collaborators and partners including Pfizer, Aventis and Schering-Plough, as well as sales, marketing and business development activities for the company. Earlier, he was associated with Monsanto Company in positions of increasing responsibility. Mr. Neal also serves on the Board of Directors of Palisade Bio, Inc., a clinical-stage biopharmaceutical company, and Monterey Bio, a special purpose acquisition company. Mr. Neal earned his B.S. in Biology and his M.S. in Genetics and Plant Breeding from the University of Manitoba, Canada, and holds an Executive MBA degree from Washington University in St. Louis, Missouri. We believe Mr. Neal is qualified to serve on our Board because of his business expertise and significant executive management experience in the pharmaceutical industry.

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Geraldine Liu Pannu – Ms. Pannu has served as a Director since February 2020. Ms. Pannu has over 25 years of experience in investment and financial management, fund operations, consulting and marketing. Since January 2020, she has been the Founding and Managing Partner of GLTJ Pioneer Capital, a firm that specializes in land acquisition, entitlement and vertical development of multifamily, student and senior housing in the San Francisco Bay Area. From March 2007 to December 2016, Ms. Pannu was the COO and Managing Partner for ChinaRock Capital Management, a leading hedge and venture capital fund company. She previously worked at McKinsey & Co., Monitor Company as a management consultant. She has successfully raised capital for several hedge, venture capital and real estate funds. She also helped start-up companies expand and diversify business categories and client verticals and grow revenue. Ms. Pannu was born in Shanghai and grew up in Hong Kong. She received her BBA from the Chinese University of Hong Kong and an MBA from Harvard Business School. She is fluent in English, Mandarin, Cantonese and Shanghainese. We believe Ms. Pannu is qualified to serve on our Board because of her extensive investment experience.

Virgil Thompson – Mr. Thompson has served as a Director since October 2017 and previously served on the Board of Directors at Promet Therapeutics, LLC. He also served as a Director of Mallinckrodt Pharmaceuticals (formerly Questcor Pharmaceuticals) and as a Director of GenZ Corporation; he resigned from both companies in 2017. From July 2009 to July 2015, he served as Chief Executive Officer and Director of Spinnaker Biosciences, Inc., and now serves as Chairman of the Board. Mr. Thompson also served as Chairman of the Board of Aradigm Corporation, as well as of Questcor Pharmaceuticals, Inc. until Questcor was acquired by Mallinckrodt in August 2014. Mr. Thompson served as the Chief Executive Officer and as a Director of Angstrom Pharmaceuticals, Inc. from 2002 to 2007. From 2000 to 2002, Mr. Thompson was Chief Executive Officer and a Director of Chimeric Therapies, Inc. From 1999 to 2000, Mr. Thompson was President, Chief Operating Officer and, from 1994, a Director of Bio-Technology General Corporation (subsequently Savient Pharmaceuticals, Inc.). Mr. Thompson obtained a B.S. in Pharmacy from the University of Kansas and a J.D. degree from the George Washington University Law School. We believe Mr. Thompson is qualified to serve on our Board because of his extensive industry knowledge and board experience with publicly traded biotechnology companies.

Vote Required

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

Recommendation

The Board of Directors recommend a vote FOR each of the nominees named above.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On April 13, 2023, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Fourth Amended and Restated Certificate of Incorporation (our “Charter”) to increase our authorized shares of common stock from 50,000,000 to 100,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix A.

We currently have a total of 51,000,000 shares of capital stock authorized under our Charter, consisting of 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. Our Board is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 and increase the number of authorized shares of all classes of stock from 51,000,000 to 101,000,000. The number of shares of authorized preferred stock would remain unchanged.

No other changes to our Charter are being proposed, including with respect to the number of authorized shares of preferred stock. The amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be identical to the shares of common stock currently authorized and outstanding under our Charter, none of which have preemptive or similar rights to acquire the newly authorized shares.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.

Reasons for the Amendment

The Board has determined it is in our best interest to increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares in order to provide us with the flexibility to pursue future private or public offerings of our common stock without the need to obtain additional stockholder approval to increase our authorized shares of common stock. There are currently no pending transactions or agreements that would require an increase in our authorized shares of common stock. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.

As of March 31, 2023, 24,657,592 shares of our common stock, $0.0001 par value were issued and 24,557,592 shares were outstanding, leaving 25,342,408 shares of common stock available for issuance. As of March 31, 2023, we have reserved 7,370,509 shares of our common stock for issuance upon the exercise of outstanding options and warrants, and upon the issuance of shares underlying previously awarded restricted stock units; along with 1,364,122 reserved for future issuance under our existing stock option and equity incentive compensation plans.

On August 20, 2021, we executed an equity distribution agreement with Oppenheimer & Co, Inc. under which we may offer and sell up to 4,285,715 shares in one or more at the market public offerings (“ATM Program”). We suspended this equity distribution agreement on February 5, 2023, but we expect to reinstate it during 2023. On March 23, 2022, we entered into the Purchase Agreement with Lincoln Park, pursuant to which Lincoln Park Capital Fund LLC has committed to purchase up to $15.0 million of shares (the “Purchase Shares”) of our common stock, subject to the terms and conditions in the Purchase Agreement.

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Other than issuances pursuant to equity incentive plans, our ATM Program, and our Purchase Agreement with Lincoln Park Capital Fund LLC as of the date of this Proxy Statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the best interests of the Company and its then existing stockholders.

We currently have no shares of preferred stock issued or outstanding.

In determining the size of the proposed authorized share increase, our Board of Directors considered a number of factors, such as our historical issuances of shares and our potential future needs, including that over a number of years we may potentially need additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions and future issuances under equity compensation plans. If the stockholders do not approve this proposal, then we may not have the necessary shares available or would be required to seek stockholder approval in connection with any such transaction, which may delay or otherwise have a material adverse effect on such transaction or the Company.

Effects of the Amendment

The proposed amendment to our Charter would increase the total number of authorized shares of our common stock to 100,000,000 shares.

The rights and preferences of the shares of common stock prior and subsequent to the increase in the Company’s authorized capital will remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the proposed amendment. The increase in authorized shares will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power.

While the increase in authorized shares will not have an immediate effect on the rights of existing stockholders, it may have a dilutive effect on the Company’s existing stockholders if additional shares are issued. The perception that there might be additional or future dilution to our existing stockholders may put pressure on our stock price.

While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares which could make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board of Directors determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Since our inception, we have financed our operations primarily through the sale of equity securities and debt financings. Until we can generate sufficient product revenues, if ever, we expect to finance our cash needs in whole or in part through equity offerings. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet our objectives.

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If this proposal is not approved by our stockholders, future financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

At present, our Board of Directors has no immediate plans, arrangements, or understandings to issue the additional shares of common stock. However, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well as to have sufficient shares available to provide appropriate equity incentives for our employees. The shares will be available for issuance by our Board of Directors for proper corporate purposes including, but not limited to, acquisitions, financings and equity compensation plans. Our management believes the increase in authorized share capital is in our best interests and that of our stockholders and recommends that the stockholders approve the increase in authorized share capital.

Vote Required to Approve the Amendment of our Charter

Approval of the amendment to our Charter to effect an increase in the number of shares of our authorized common stock as set forth in the certificate of amendment to our Charter included as Appendix A requires an affirmative vote of a majority of the common stock outstanding entitled to vote at the Annual Meeting as of the record date. Abstentions and broker non-votes will have the same effect as “against” votes.

Recommendation

Our Board of Directors recommends a vote “FOR” approval of an amendment of our Charter authorizing an increase in our authorized number of shares of common stock.

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PROPOSAL NO. 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BD & Company, Inc. (“BD”) as our independent registered certified public accounting firm for the fiscal year 2023 and has further directed that the selection of BD be submitted to a vote of stockholders at the annual meeting for ratification.

In selecting BD to be our independent registered public accounting firm for 2023, our Audit Committee considered the results from its review of BD’s independence, including (i) all relationships between BD and our Company and any disclosed relationships or services that may impact BD’s objectivity and independence; and (ii) BD’s performance and qualification as an independent registered public accounting firm.

Our Audit Committee charter does not require that our stockholders ratify the selection of BD as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance practice. If our stockholders do not ratify the selection, our Audit Committee may reconsider whether to retain BD, but still may retain the firm. Even if the selection is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Representatives of BD are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Audit and Non-Audit Fees Billed to the Company by Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to Processa for the years ended December 31, 2022 and 2021 by BD & Company, Inc.:

Service Type	2022	2021

Audit Fees	$86,000	$86,000

Audit-Related Fees	-	-

Tax Fees	-	-

All Other Fees	42,000	60,000

Total	$128,000	$146,000

Audit Fees. These fees were for professional services rendered for 2022 and 2021 in connection with the audit of our annual financial statements on Form 10-K and review of the financial statements included in our Quarterly Reports on Form 10-Q. The amounts also include fees for services that are normally provided by BD & Company, Inc. in connection with statutory and regulatory filings and engagements for the years identified.

All Other Fees. These fees were primarily for services related to our Registration Statements and related comfort letters in 2022 and 2021.

Audit Committee Policies and Procedures for Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

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For audit services and audit-related fees, the independent auditor will provide the Committee with an engagement letter during the first quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services and other fees, Company management may submit to the Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report any action taken pursuant to this delegation to the Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee.

Vote Required

The affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter shall ratify the selection of BD as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors recommends a vote FOR the ratification of the appointment of our Independent Registered Public Accounting Firm.

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AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The audit committee also reviewed our consolidated financial statements for fiscal year 2022 with BD & Company, Inc., our independent auditors for fiscal year 2022, who were responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The audit committee has discussed with BD & Company, Inc. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

The audit committee has received the written disclosures and the letter from BD & Company, Inc. mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence and has discussed with BD & Company, Inc. its independence and has considered whether the provision of non-audit services provided by BD & Company, Inc. is compatible with maintaining BD & Company, Inc.’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission. The audit committee has selected BD & Company, Inc. as our independent auditor for 2023.

This report is submitted by the members of the audit committee of the Board of Directors.

Justin Yorke (Chair)

Geraldine Pannu

Khoso Baluch

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PROPOSAL NO. 4

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

As required by the rules under the Securities Exchange Act of 1934, you are being asked to vote to approve, on an advisory or non-binding basis, an advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with rules promulgated by the SEC. This resolution is commonly referred to as a “say-on-pay” resolution.

We ask that you indicate your support for our executive compensation policies and practices as described in “Executive Compensation” and the accompanying tables and related disclosures in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. Your vote is advisory and so will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when structuring future executive compensation arrangements. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and voting on the proposal will be required for approval.

We believe that the experience, abilities and commitment of our named executive officers are unique in the biotechnology industry, and we recognize the need to fairly compensate and retain a senior management team that has produced excellent results. Accordingly, the Compensation Committee makes compensation decisions for our executive officers after consideration of the following primary objectives:

●	to conserve our cash and align the interests of our executives with our corporate strategy, business objectives, and the long-term interests of our stockholders, our executive compensation is primarily in the form of equity;
●	to reward executives for actions that create short-term and long-term sustainable stockholder value; and
●	to attract, incentivize, and retain our executive talent.

Further, our executive compensation program is based on market best practices to ensure that it is appropriately risk-based and competitive with similar companies in our industry. We do not believe that our executive compensation program encourages our management to take excessive risks.

The Board of Directors encourages you to carefully review the information regarding our executive compensation program contained in this Proxy Statement, beginning on page 2, as well as the Summary Compensation Table and other related compensation tables and narrative discussion, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Processa Pharmaceuticals, Inc. (the “Company”) approve, on an advisory basis, the 2022 compensation of the Company’s named executive officers disclosed in the Executive Compensation section of the Company’s proxy statement.

Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

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CORPORATE GOVERNANCE

Board Composition

Currently, our Board of Directors is comprised of six members. Each director has been elected to hold office until the next annual meeting of shareholders or special meeting in lieu of such annual meeting or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

Our Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. We have no formal policy regarding Board diversity. Our Board of Directors’ priority in selecting Board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding of the competitive landscape and professional and personal experiences and expertise relevant to our growth strategy.

Board Diversity

Our Corporate Governance Guidelines specify that the Nominating and Governance Committee consider the diversity of our Board of Directors and its committees when identifying and considering board nominees, and committee assignments, and shall strive to achieve an appropriate balance of diverse backgrounds, experiences, ages, genders and ethnicities on our Board of Directors and in our committees.

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules related to board diversity and disclosure. The new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent and transparent diversity statistics regarding their board of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. As seen in the Board Diversity Matrix below, the Company would be in compliance with Nasdaq’s diversity requirement.

The composition of our Board of Directors reflects diversity of gender, race and ethnicity. Specifically, our Board of Directors has one woman, Geraldine Pannu, and two ethnically diverse directors as both Geraldine Pannu and Dr. David Young are Asian. We believe the two directors mentioned above are “diverse” under Nasdaq rules, and that we satisfy the diversity requirements under the Nasdaq rules. Our Board of Directors diversity matrix for the current year is below.

Board Diversity Matrix (as of March 31, 2023)
Total Number of Directors	6
	Female	Male
Part I: Gender Identity	1	5
Part II: Demographic Background
Asian	1	1
White	-	4

Executive Officer Diversity

In addition to our Board of Directors, we believe that diversity is important among our named executive officers, providing valuable variations in backgrounds, experiences and perspectives. Currently, two of our six named executive officers are female (Dr. Bigora and Ms. Guy) and another two are Asian (Dr. Young and Mr. Lin).

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

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Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Khoso Baluch, James Neal, Geraldine Pannu, Virgil Thompson and Justin Yorke is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our Board of Directors also determined that the directors who serve on our audit committee, our compensation committee, and our nominating and corporate governance committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors or executive officers.

Committees of the Board of Directors

Each of the below committees has a written charter approved by our Board of Directors located at our website: www.processapharmaceuticals.com. Each of the committees’ report to our Board of Directors as such committee deems appropriate and as our Board of Directors may request. Copies of each charter are posted on the investor relations section of our website. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

The Board of Directors met eighttimes during 2022. All directors attended each meeting.

Audit Committee

Our audit committee is comprised of Khoso Baluch, Geraldine Pannu, and Justin Yorke, with Justin Yorke serving as chairman of the committee. Our Board of Directors has determined that each member of the audit committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable Nasdaq Listing Rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has determined that Justin Yorke is an “audit committee financial expert” within the meaning of the SEC regulations and the applicable Nasdaq Listing Rules. The audit committee’s responsibilities include:

●	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
●	ensuring the independence of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
●	considering the effectiveness of our internal controls and internal audit function;
●	reviewing material related-party transactions or those that require disclosure; and
●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

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The audit committee met four times during 2022. All the committee members attended each meeting, with the exception of Mr. Thompson who did not attend one meeting..

Compensation Committee

Our compensation committee is comprised of Khoso Baluch, Geraldine Pannu and Virgil Thompson, with Geraldine Pannu serving as chairman of the committee. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the Nasdaq Listing Rules. The composition of our compensation committee meets the requirements for independence under the Nasdaq Listing Rules, including the applicable transition rules. The compensation committee’s responsibilities include:

●	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;
●	reviewing and recommending to our Board of Directors the compensation of our directors;
●	reviewing and recommending to our Board of Directors the terms of any compensatory agreements with our executive officers;
●	administering our stock and equity incentive plans;
●	reviewing and approving, or making recommendations to our Board of Directors with respect to incentive compensation and equity plans; and
●	reviewing all overall compensation policies and practices.

The compensation committee met two times during 2022. All the committee members attended each meeting.

Nominating and Governance Committee

Our nominating and governance committee is comprised of Jim Neal, Virgil Thompson and Justin Yorke, with Virgil Thompson as the chairman of the committee. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq Listing Rules. The nominating and corporate governance committee’s responsibilities include:

●	identifying and recommending candidates for membership on our Board of Directors;
●	recommending directors to serve on Board committees;
●	reviewing and recommending our corporate governance guidelines and policies;
●	reviewing proposed waivers of the code of conduct for directors and executive officers;
●	evaluating, and overseeing the process of evaluating, the performance of our Board of Directors and individual directors; and
●	assisting our Board of Directors on corporate governance matters.

The nominating and governance committee met one time during 2022. All the committee members attended each meeting.

Leadership Structure and Risk Oversight

On July 11, 2022, Justin Yorke became the Chairman of the Board of Directors. Prior to that time, Dr. David Young, our Chief Executive Officer also served as Chairman of the Board. Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as our Board of Directors believes it is in our best interest to make that determination based on our position and direction and the membership of the Board of Directors.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

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Each of our Board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our Chief Financial Officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Code of Business Conduct and Ethics

We maintain a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.processapharmaceuticals.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a Current Report on Form 8-K.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding;

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies.

Except as set forth above and in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers, as of March 31, 2023. For information with respect to Dr. Young, please refer to “Election of Directors.”

Name	Age	Position
Dr. David Young	70	President and Chief Executive Officer
Dr. Sian Bigora	62	Chief Development Officer
Michael Floyd	67	Chief Operations Officer
Wendy Guy	58	Chief Administrative Officer
Patrick Lin	57	Chief Business and Strategy Officer
James Stanker	65	Chief Financial Officer

Sian Bigora, Pharm.D. - Dr. Bigora has served as our Chief Development Officer since October 4, 2017 and has over 20 years of pharmaceutical research, regulatory strategy and drug development experience working closely with Dr. Young. From 2009 to 2015 Dr. Bigora was Vice President of Regulatory Affairs at Questcor Pharmaceuticals (acquired by Mallinckrodt Pharmaceuticals in 2014), including leading efforts on modernizing the Acthar Gel label and in obtaining FDA approval in Infantile Spasms, events of material importance to Questcor’s subsequent success. During her time at Questcor, she assisted in building an expert regulatory group to address both commercial and development needs for complex products such as Acthar. Dr. Bigora’s role at Questcor included heading up the development of a safety pharmacovigilance group and a clinical quality group. Prior to her position at Questcor, Dr. Bigora was Vice President of Clinical and Regulatory Affairs, U.S. Operations of AGI Therapeutics, plc. In this role, she was responsible for the development and implementation of Global Phase 3 studies and interactions with regulatory authorities. Previously, she operated her own consulting company, serving as the regulatory and drug development expert team member for multiple small and mid-sized pharmaceutical companies. Dr. Bigora held multiple positions in regulatory affairs, operations and project management ending as VP of Regulatory Affairs at the Strategic Drug Development Division of ICON, plc, an international CRO, and at GloboMax LLC, a CRO specializing in FDA drug development, purchased by ICON plc in 2003. Prior to GloboMax, she worked in the Pharmacokinetics and Biopharmaceutics Laboratory at the School of Pharmacy, University of Maryland on the FDA funded Clinical Pharmacology contract and UMAB-FDA contract as a clinical scientist and instructor for FDA reviewers. Dr. Bigora received a Pharm.D. from the School of Pharmacy at the University of Maryland at Baltimore. She also completed a Fellowship in Pharmacokinetics and Pediatric Infectious Diseases at the University of Maryland at Baltimore.

Michael Floyd – Mr. Floyd has served as our Chief Operating Officer since October 6, 2020. Mr. Floyd has been a serial entrepreneur with over 15 years of experience with early-stage biopharma businesses in infectious diseases, oncology and rare diseases. In 1996, he founded Neurologic, an early-stage enterprise that in-licensed technology from the National Institutes of Health for a diagnostic test for Alzheimer’s disease. Mr. Floyd was the co-author of the plan that created the Blanchette Rockefeller Neurosciences Institute in 1998 with the Honorable Jay Rockefeller and Johns Hopkins University. In 2006, Mr. Floyd was the Chief Executive Officer for the North American subsidiary of Arpida Ltd. where he organized the Phase 3 program for an MRSA drug and organized the NDA submission. Mr. Floyd subsequently led the US efforts to remediate the NDA for Gentium, SpA for defibrotide beginning in 2011. Mr. Floyd was the Founder of Bio-AIM, which is developing monoclonal antibodies for Acinetobacter baumannii and a Co-Founder of Exbaq, which is developing therapies for Gram negative pathogens. In 2016, Mr. Floyd co-founded Elion Oncology and served as its Chief Executive Officer until joining Processa. Mr. Floyd received a BSBA in Accounting from Georgetown University and is a Certified Public Accountant (inactive).

Wendy Guy - Ms. Guy has served as our Chief Administrative Officer since October 4, 2017 and has more than 20 years of experience in business operations. She has worked closely with Dr. Young in the past in corporate management and operations, human resources, and finance roles. From 2009 to 2014, Ms. Guy was employed at Questcor Pharmaceuticals (acquired by Mallinckrodt Pharmaceuticals in 2014) as Senior Manager, Business Operations in charge of the Maryland Office for Questcor. During the five years she spent at Questcor, she built a dynamic administrative and contracts team, grew the Maryland Office from two employees to just under 100, and expanded the facility from 1,200 sq. ft. to 15,000 sq. ft. Prior to her position at Questcor, Ms. Guy was Senior Manager, U.S. Operations of AGI Therapeutics, plc. In this role, she was responsible for the day-to-day business and administrative operations of the company. Previously, she held multiple senior level positions with the Strategic Drug Development Division of ICON, GloboMax, and Mercer Management Consulting. Ms. Guy received an A.A. from Mount Wachusett Community College.

Patrick Lin - Mr. Lin has served as our Chief Business & Strategy Officer since October 4, 2017 and has over 20 years of financing and investing experience in the Biopharm Sector. He is founder and, for more than 15 years, Managing Partner of Primarius Capital, a family office that manages public and private investments focused on small capitalization companies. For 10 years prior to forming Primarius Capital, Mr. Lin worked at several Wall Street banking and brokerage firms including Robertson Stephens & Co., E*Offering, and Goldman Sachs & Co. Mr. Lin was Co-Founding Partner of E*Offering. Mr. Lin received an MBA from Kellogg Graduate School of Management, an M.S. in Engineering Management, and a BSBA from the University of Southern California.

James Stanker - Mr. Stanker has served as our Chief Financial Officer since September 5, 2018. Mr. Stanker has over 30 years of financial and executive leadership experience in the areas of accounting principles and audit standards, regulatory reporting, and fiscal management and strategy. He has served in a financial leadership role as an audit partner at Grant Thornton from February 2000 until his retirement in August 2016 and has served companies in a financial advisory role since that time. His responsibilities included managing the audit quality in the Atlantic Coast Market Territory. From 2009 to 2012, he served as the Global Head of Audit Quality for Grant Thornton International. Mr. Stanker is a Certified Public Accountant (inactive). He has a B.S. in Aeronautics from San Jose State University and an MBA from California State University, East Bay. He currently serves as a director and audit committee chairman for Hesperos, Inc, a private company; and previously served as a director of GSE Systems, Inc. Mr. Stanker is also a visiting professor in the George B. Delaplaine School of Business at Hood College in Maryland.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our named executive officers in respect of their service to us during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)
David Young	2022	93,875	1,068,686	-	-	1,162,561
Chief Executive Officer	2021	87,500	347,012	-	-	434,512

Sian Bigora	2022	93,875	955,223	-	26,434	1,075,532
Chief Development Officer	2021	87,500	347,012	-	25,566	460,078

Michael Floyd	2022	93,875	925,625	-	22,911	1,042,411
Chief Operations Officer	2021	87,500	596,387	-	22,335	706,222

Wendy Guy	2022	93,875	925,625	-	313	1,019,813
Chief Administrative Officer	2021	87,500	347,012	-	295	434,807

Patrick Lin	2022	93,875	925,625	-	23,278	1,042,778
Chief Business and Strategy Officer	2021	87,500	347,012	-	21,955	456,467

James Stanker	2022	93,875	946,344	-	-	1,040,219
Chief Financial Officer	2021	87,500	347,012	-	-	434,512

(1) Reflects the aggregate grant date fair value of restricted stock units granted in 2022 and 2021 calculated in accordance with FASB ASC Topic 718. Refer to “Note 5 – Stock-Based Compensation” in our December 31, 2022 consolidated financial statements appearing in our Annual Report on Form 10-K, which was filed on March 30, 2023, for a discussion of the assumptions used underlying the valuation of the equity awards.

Stock awarded in 2022 and 2021 to our named executive officer were a combination of awards resulting from (i) a desire by the names executive officers to conserve Company cash and receive a majority of their base salary in the form of restricted stock units and (ii) an annual restricted stock unit award as follows:

●	In order to conserve Company cash for use in clinical and operating activities, a portion of the named executive officer’s base compensation for both 2022 and 2021 was paid in restricted stock units, earned ratably during the year and vested at the end of each calendar quarter. As shown in the table below, during 2022, our named executive officers were awarded restricted stock units for between 52,481 and 108,292 shares of our common stock in exchange for between $203,375 and $420,875 of deferred compensation, depending on their position. This translated into an average award price between $2.68 and $2.81 per share. During 2021, our named executive officers were awarded 22,780 restricted stock units in exchange for $162,500 of deferred compensation shares of our common stock. This translated into an average award price of $7.13 per share. The common stock awarded pursuant to the restricted stock units in both 2022 and 2021 will not be distributed to the named executive officers until the earlier of: (i) their termination, (ii) the third anniversary from the grant date, (iii) a change of control, or (iv) their death (henceforth referred to as the “distribution requirements”).

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Name and Principal Position	Original 2022 Total Base Compensation	Cash Portion of Base Compensation	Agreed-Upon Value of Equity Portion of Base Compensation	Actual 2022 Base Compensation	Shortfall Number of Common Shares/RSUs Awarded
David Young	$514,750	$93,875	$290,744	$384,619	108,292
Sian Bigora	342,250	93,875	177,281	271,156	64,028
Michael Floyd	297,250	93,875	147,683	241,558	52,481
Wendy Guy	297,250	93,875	147,683	241,558	52,481
Patrick Lin	297,250	93,875	147,683	241,558	52,481
James Stanker	328,750	93,875	168,402	262,277	60,564
	$2,077,500	$563,250	$1,079,476	$1,642,726	390,327

Name and Principal Position	2021 Total Base Compensation	Cash Portion of Base Compensation	Agreed-Upon Value of Equity Portion of Base Compensation	Number of Common Shares/RSUs Awarded
David Young	$250,000	$87,500	$162,500	22,780
Sian Bigora	250,000	87,500	162,500	22,780
Michael Floyd	250,000	87,500	162,500	22,780
Wendy Guy	250,000	87,500	162,500	22,780
Patrick Lin	250,000	87,500	162,500	22,780
James Stanker	250,000	87,500	162,500	22,780
	$1,500,000	$525,000	$975,000	136,680

Similar to 2021, the 2022 shortfall between the originally established base salary and the cash portion paid was paid in the form of restricted stock units based on the average price per share during the month earned, vesting quarterly. The Board of Directors, on July 1, 2022 set a minimum floor price for such conversion of $5.00 for the period from July 1, 2022 to December 31, 2022. Each named executive officer agreed to this revision. Since the average closing price during that period was significantly less than the $5.00 floor, this resulted in the number of restricted stock units granted to each named executive officer to be less than what would have been awarded had the number been computed based on the average closing share price during the computational period. The average closing price per share quoted on Nasdaq for the years ended December 31, 2022 and 2021 was $2.85 and $7.13, respectively.

●	For the year ended December 31, 2022, the remaining portion of the fair value ($777,942) of awards made in the form of restricted stock units totaling 247,841 shares of our common stock were granted to each of our named executive officer’s on April 1, 2022 and July 11, 2022 that cliff vested on January 1, 2023. The closing price on those dates was $3.01 and $3.30, respectively.

For the year ended December 31, 2021, the remaining portion of the fair value ($184,512) of awards made in the form of restricted stock units for 21,430 shares of our common stock were granted to each of our named executive officers on July 1, 2021 and contained either service or performance vesting conditions and must meet the distribution requirements described above before any shares of common stock will be issued. Each officer’s restricted stock unit awards for the future issuance of (i) 8,572 shares of our common stock vest ratably over the subsequent two years and (ii) 12,858 shares of our common stock vest upon meeting the following performance criteria: (a) 4,286 shares of our common stock when we complete the interim analysis for PCS6422 (which was completed on November 1, 2021); (b) 4,286 shares of our common stock when we complete the interim analysis for PCS499 (which we cancelled effective December 31, 2022 because we stopped enrollment in the trial); and (c) 4,286 shares of our common stock when we cumulatively raise at least $30 million. We cancelled the restricted stock units for the 4,286 shares of common stock related to the interim analysis for PCS499, effective December 31, 2022, because we terminated the study and the performance milestone will not be met.

(2) Represents health insurance premiums paid.

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Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

●	to motivate our executive officers to achieve strong financial performance;

●	to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and

●	to align the economic interests of our executive officers with the interests of our stockholders.

Our executive compensation philosophy is centered on providing the majority of each executive officers compensation in common stock. This allows us to conserve our cash and utilize it in our clinical and other operating activities. During 2022 and 2021, we paid a total of $563,250 and $525,000 as cash compensation to all six of our executive officers.

Setting Executive Compensation

Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our named executive officers, setting the compensation and other benefits of our named executive officers and administering our equity compensation plan.

It is our CEO’s responsibility to provide recommendations to the compensation committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to our performance. Our compensation committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the CEO nor any other member of management is present during executive sessions of the compensation committee. The CEO is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program.

We have not historically utilized a compensation consultant to set the compensation of our named executive officers.

Elements of Executive Compensation

We believe the most effective compensation package for our named executive officers is one designed to reward achievement of individual and corporate objectives; provide for short-term, medium-term and long-term financial and strategic goals; and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. To accomplish that objective, our named executive officers have, and is anticipated to continue to receive, the majority of their annual compensation in the form of restricted stock units. During 2022 and 2021, we issued restricted stock units as shown in the Summary Compensation Table and each of our named executive officers received cash compensation in 2022 and 2021 of $93,875 or less.

Base Compensation. We pay our named executive officers base compensation to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. For 2022, our named executive officer’s had a base compensation originally set at an amount ranging from $297,250 to $514,750 depending on their position and responsibilities. We paid only $93,875 of each executive officer’s base compensation in cash, with the remainder paid in restricted stock units which were earned ratably during the year and vested at the end of each calendar quarter. We computed the number of restricted stock units awarded as part of their base compensation based on the monthly average price per share for the period of January 1, 2022 to June 30, 2022, and used a floor amount of $5.00 per share thereafter. As a result, the price used to compute the number of restricted stock units awarded was $3.88, which was significantly higher than the annual average price quoted on the Nasdaq of $2.85. This equated to our named executive officers receiving fewer shares as a result of the floor established by the Compensation Committee effective July 1, 2022, thereby lowering their base compensation.

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During 2021, each of our named executive officer’s base compensation was $250,000, of which we paid $87,500 in cash and the remainder paid in restricted stock units. These restricted stock units were earned ratably during the year and vested at the end of each calendar quarter. As a result of this difference, during 2021, each of our named executive officers was awarded restricted stock units representing 22,780 shares of our common stock. This translated into an average award price of $7.13 per share. The common stock awarded in both 2022 and 2021 will not be distributed to the named executive officers until the earlier of: (i) their termination, (ii) the third anniversary from the grant date, (iii) a change of control, or (iv) their death.

Adjustments to base salaries are expected to be determined annually and may be increased based on the executive officer’s success in meeting or exceeding individual objectives, as well as to maintain market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities.

Equity Awards. In addition to the restricted stock units awarded to our named executive officer’s for the difference between their base compensation and cash compensation, we have used equity awards to align the interest of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our common stock, which, in turn, is indirectly attributable to the performance of our executive officers.

We have traditionally made an annual equity grant to our employees, which include our named executive officers. During 2022, we granted restricted stock units for 247,841 shares of our common stock to each of our named executive officers. These restricted stock units were granted in two tranches, one on April 1, 2022 for 137,702 shares and the other on July 11, 2022 (the day our shareholders approved an increase in the number of shares available under our 2019 Omnibus Equity Plan) for 110,139 shares, totaling $777,942. These restricted stock units cliff vested on January 1, 2023.

During 2021, we granted restricted stock units to each of our named executive officers for 21,430 shares of our common stock that contained either service or performance vesting conditions and must meet distribution requirements before any shares of common stock will be issued. Each named executive officers received restricted stock unit awards for (i) 8,572 shares of our common stock that vest ratably over the subsequent two years and (ii) 12,858 shares of our common stock that vest upon meeting the following performance criteria: (a) 4,286 shares of our common stock when we complete the interim analysis for PCS6422 (which was completed on November 1, 2021); (b) 4,286 shares of our common stock when we complete the interim analysis for PCS499 (which were cancelled effective December 31, 2022 because we stopped enrollment in the trial); and (c) 4,286 shares of our common stock when we cumulatively raise at least $30 million.

We measure compensation expense for restricted stock units in accordance with ASC 718, Compensation—Stock Compensation. Stock-based compensation is measured at fair value on grant date and recognized as compensation expense over the requisite service period. For awards with only service-based vesting conditions, we record their fair value as compensation cost using the straight-line method over the service period. For awards that contain performance vesting conditions, we do not recognize the fair value of the awards as compensation expense until achieving the performance condition is considered probable.

Retirement and Other Benefits. We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. We currently do not match employee contributions.

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2023 Compensation Plan

On December 15, 2022, the compensation committee recommended, and the Board of Directors approved compensation for our named executive officers for 2023 as depicted in the table below. The 2023 compensation consisted of a cash component of $160,200 for each named executive officer payable in semi-monthly installments and an equity component with a target value which varies between $246,700 and $623,700 depending on the executive officer’s role.

Name and Principal Position	2023 Total Base Compensation	Cash Portion of Base Compensation	Target Value of Equity Portion of Base Compensation	Number of Common Shares/RSUs Awarded (1)
David Young (2)	$783,900	$160,200	$623,700	234,030
Sian Bigora	484,900	160,200	324,700	124,397
Michael Floyd	406,900	160,200	246,700	95,797
Wendy Guy	406,900	160,200	246,700	95,797
Patrick Lin	406,900	160,200	246,700	95,797
James Stanker	461,500	160,200	301,300	115,817
	$2,951,000	$961,200	$1,989,800	761,635

(1)	As depicted in the table below, the equity portion of each executive officer’s base compensation was awarded in the form of restricted stock units relating to shares of our common stock. The number of units granted was determined by first dividing an amount ranging from two-thirds to three-fourths of the target dollar value of the equity portion of the executive’s base compensation by $2.00 (the “January 2024 Vesting Units”), and dividing the remaining portion of the target dollar value of the equity portion of the executive’s base compensation by $3.00 (the “Three Year Vesting Units”). The January 2024 Vesting Units will vest on January 1, 2024 with the Three Year Vesting Units will vest ratably over three years. The share price on January 1, 2023 was $1.10 per share, which was substantially lower than the average agreed upon amount of $2.60 used to compute the number of restricted stock units awarded. We determined the number of units, and the vesting schedule of the units, in this way because we believed at the time of the award the share price was not reflective of the value of the Company and the variability in our share price due to the limited amount of trading activity. We believed pricing the restricted stock units above the market price still adequately compensated our executive officers and employees.

Name and Principal Position	Number of RSUs/Shares Vesting on 1/1/24 based on $2.00 per share	Number of RSUs/Shares Vesting over three years based on $3.00 per share	Number of Common Shares/RSUs Awarded (1)	Dr. Young Shares Reallocated (2)	Adjusted Number of Common Shares/RSUs Awarded (1)
David Young	78,390	155,640	234,030	(210,000)	24,030
Sian Bigora	48,490	75,907	124,397		124,397
Michael Floyd	40,690	55,107	95,797		95,797
Wendy Guy	40,690	55,107	95,797		95,797
Patrick Lin	40,690	55,107	95,797		95,797
James Stanker	46,150	69,667	115,817	50,000	165,817
	295,100	466,535	761,635		601,635

(2)	Dr. Young requested, and the Compensation Committee approved, the reallocation of 210,000 restricted stock units approved to be granted to him prior to their award to Dr. Young to certain employees, including 50,000 shares allocated to James Stanker, a named executive officer. As part of the reallocation of these shares, vesting was also modified to be over three years.

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Employment Agreements

With the exception of an executive employment agreement with Michael. Floyd, we do not currently have any executive employment agreements with any of our named executive officers in connection with their employment. Mr. Floyd’s executive employment agreement is summarized below.

●	Floyd Employment Agreement. Pursuant to the employment agreement with Mr. Floyd, he initially received an annual base compensation of $87,500. We granted Mr. Floyd Restricted Stock Awards (RSAs) for 50,000 shares of our common stock, which are subject to service vesting criteria. In the event Mr. Floyd is terminated without Cause (as defined in the Agreement), or for Good Reason (as defined in the Agreement), we are required to provide 52 weeks’ notice in writing. The RSAs shall fully vest upon a Change in Control (as defined in the Agreement) if Mr. Floyd is terminated without Cause or for Good Reason. He may also receive a severance payment at our discretion. Mr. Floyd is entitled to participate in all employee benefits available to employees of the Company. The employment agreement also includes confidentiality provisions.

Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan

We maintain an Omnibus Plan that currently provides us with the authority to issue up to 6,000,000 shares of our common stock to eligible participants. The two complementary goals of the Omnibus Plan are to attract and retain outstanding individuals to serve as our officers, directors, employees and consultants, and to increase stockholder value by providing participants incentives to increase stockholder value by offering the opportunity to acquire shares of our common stock, receive monetary payments based on the value of our common stock and receive other incentive compensation on the potentially favorable terms that the Plan provides. The following is a summary of the material provisions of the Omnibus Plan:

Administration. The Omnibus Plan is administered by our Board of Directors, the compensation committee of the Board of Directors, any other committee of the Board, any subcommittee of the compensation committee or one or more of our officers to whom the Board or compensation committee has delegated authority, which are collectively referred to as the “Administrator.” The Administrator has the authority to interpret the Omnibus Plan or award agreements entered into with respect to the Omnibus Plan; make, change, and rescind rules and regulations relating to the Omnibus Plan; make changes to, or reconcile any inconsistency in, the Omnibus Plan or any award or agreement covering an award; and take any other action needed to administer the Omnibus Plan.

Eligibility; Participant Award Limits. The Administrator may designate any of the following as a participant under the Omnibus Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; consultants of our company or our affiliates; and our directors, including our non-employee directors.

Types of Awards. The Omnibus Plan permits the Administrator to grant stock options, stock appreciation rights (SARs), performance units, shares of common stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the Omnibus Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved under the Omnibus Plan. We have reserved an aggregate of 6,000,000 shares of our common stock available for issuance under the Omnibus Plan. We may issue all reserved shares pursuant to the exercise of incentive stock options. The number of shares reserved for issuance under the Omnibus Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, that may become payable with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the Omnibus Plan’s share reserve at the time the award is granted. If (a) an award lapses, expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, or (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then those shares are added back to the reserve and may again be used for new awards under the Omnibus Plan. Shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding SAR, shares we purchase using proceeds from stock option exercises and shares tendered or withheld to satisfy any federal, state, or local tax withholding obligations may not be made available for re-issuance under the Omnibus Plan.

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Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (iii) otherwise transfer an award without receiving any consideration.

Adjustments. If (i) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (ii) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (iii) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (iv) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Omnibus Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares subject to the Omnibus Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase, or exercise price with respect to any award; and (D) the performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Omnibus Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the Omnibus Plan.

Change of Control. To the extent a participant has an employment, retention, change of control, severance, or similar agreement with us or any of our affiliates that discusses the effect of a change of control (as defined in the Omnibus Plan) on the participant’s awards, such agreement will control. Otherwise, unless otherwise provided in an award agreement or by the Administrator prior to the change of control, in the event of a change of control, if the purchaser, successor or surviving entity (or parent thereof) (the “Successor”) agrees, then some or all outstanding awards will be assumed or replaced with the same type of award with similar terms and conditions. If applicable, each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

If a participant is terminated from employment without cause (as defined in the Omnibus Plan) or the participant resigns employment for good reason (as defined in the Omnibus Plan) within 24 months following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

Term of Omnibus Plan. Unless earlier terminated by our Board of Directors, the Omnibus Plan will remain in effect until the date all shares reserved for issuance have been issued, except that no incentive stock options may be issued if the term of the Omnibus Plan extends beyond 10 years from the effective date without stockholder approval of such extension.

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Outstanding Equity Awards at Fiscal Year-End

The following table lists the outstanding equity awards held by each of our named executive officers as of December 31, 2022:

	Stock Option Awards (1,2)				Restricted Stock Units
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Number of Shares of Stock not Vested (3)	Market Value of Shares Not Vested ($) (4)
David Young	07/11/22	-	-	-	110,139	121,153
	04/01/22	-	-	-	137,702	151,472
	07/01/21	-	-	-	4,286	4,715
	07/01/21	-	-	-	4,286	4,715

Sian Bigora	07/11/22	-	-	-	110,139	121,153
	04/01/22	-	-	-	137,702	151,472
	07/01/21	-	-	-	4,286	4,715
	07/01/21	-	-	-	4,286	4,715
	06/20/19	7,859	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-

Michael Floyd	07/11/22	-	-	-	110,139	121,153
	04/01/22	-	-	-	137,702	151,472
	07/01/21	-	-	-	4,286	4,715
	07/01/21	-	-	-	4,286	4,715
	6/8/2021	-	-	-	25,000	27,500

Wendy Guy	07/11/22	-	-	-	110,139	121,153
	04/01/22	-	-	-	137,702	151,472
	07/01/21	-	-	-	4,286	4,715
	07/01/21	-	-	-	4,286	4,715
	06/20/19	7,859	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-

Patrick Lin	07/11/22	-	-	-	110,139	121,153
	04/01/22	-	-	-	137,702	151,472
	07/01/21	-	-	-	4,286	4,715
	07/01/21	-	-	-	4,286	4,715
	06/20/19	7,859	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-

James Stanker	07/11/22	-	-	-	110,139	121,153
	04/01/22	-	-	-	137,702	151,472
	07/01/21	-	-	-	4,286	4,715
	07/01/21	-	-	-	4,286	4,715
	06/20/19	7,859	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-
	09/01/18	45,200	-	19.88	-	-
	09/01/18	2,572	-	19.88	-	-

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(1) The stock options granted on June 20, 2019 vested over three years. Options granted to James Stanker on September 1, 2018 vested 2,572 shares over one year and 45,200 shares vested 25% after one year with the remaining options vesting ratably over the subsequent 36-month period.

(2) Options for the purchase of 16,523 shares of our common stock granted to each of Dr. Young, Dr. Bigora, Wendy Guy, Patrick Lin and James Stanker on June 20, 2019 contained either service or performance vesting conditions, have a contractual term of five years and an exercise price equal to the closing price of our common stock on the date of grant of $16.80. Stock options for the purchase of 7,859 shares of common stock vested one-third on the first anniversary date of the grant, with the remaining options vesting ratably over the subsequent two years. Stock options for the purchase of 8,664 shares vested upon meeting the following performance criteria: (i) options to purchase 1,733 shares of our common stock vested on August 29, 2019 when we in-licensed an additional drug asset; (ii) options to purchase 1,733 shares of our common stock vested on December 31, 2020 when we completed our Phase 2A clinical trial for PCS499; and (iii) options to purchase 5,198 shares of our common stock vested on October 6, 2020 when we up-listed to the Nasdaq market.

(3) Stock awards granted to Michael Floyd on June 8, 2021 vest over three and a half years. Stock awards in the form of restricted stock units for 21,430 shares of our common stock granted to each of Dr. Young, Dr. Bigora, Michael Floyd, Wendy Guy, Patrick Lin and James Stanker on July 1, 2021 contained either service or performance vesting conditions and must meet distribution requirements before any shares of common stock will be issued. These stock awards vest (i) 8,572 shares of our common stock ratably over the subsequent two years from the grant date and (ii) 12,858 shares of our common stock upon meeting the following performance criteria: (a) 4,286 shares of our common stock when we complete the interim analysis for PCS6422 (which was completed on November 1, 2021); (b) 4,286 of our common stock when we complete the interim analysis for PCS499 (which were cancelled effective December 31, 2022 because we stopped enrollment in the trial); and (c) 4,286 of our common stock when we cumulatively raise at least $30 million.

On April 1, 2022, restricted stock units for 247,841 shares of our common stock were granted to each of Dr. Young, Dr. Bigora, Michael Floyd, Wendy Guy, Patrick Lin and James Stanker. There were not sufficient shares available under our 2019 Omnibus Incentive Plan when they were granted, so we considered 110,139 of the restricted stock units for each named executive officer to be contingent and to not have been granted until July 11, 2022, the date we received approval from our shareholders to increase the number of shares available for grant under our 2019 Omnibus Incentive Plan. The restricted stock units granted on both April 1 and July 11, 2022 cliff vested on January 1, 2023.

(4) Market value is based on $1.10 per share, which was the closing market price of our common stock on December 30, 2022, the last trading day of the year.

(5) On January 1, 2023 stock awards in the form of restricted stock units for 761,635 shares of our common stock was granted to Dr. Young, Dr. Bigora, Michael Floyd, Wendy Guy, Patrick Lin and James Stanker. These stock awards vest (i) 310,895 shares of our common stock ratably over the subsequent two years from the grant date and (ii) 450,740 shares of our common stock vest ratably over the subsequent three years from the date of grant.

(6) Not included in the above table for each of our named executive officers are restricted stock units representing 527,007 shares of our common stock that have vested but have not met the distribution requirements as of December 31, 2022.

Employee Non-Competition, Non-Solicitation, Invention and Non-Disclosure Agreements

Each of our named executive officers has entered into standard form agreements with respect to non-competition, non-solicitation, invention and non-disclosure. Under these agreements, each of our named executive officers has agreed not to compete with us during his or her employment and for a period of one year after the termination of his or her employment, not to solicit our employees, consultants, customers, business or prospective customers during his or her employment and for a period of one year after the termination of his or her employment, and to protect our confidential and proprietary information indefinitely. In addition, under these agreements, each named executive officer has agreed that we own all inventions that are developed by such named executive officer during his or her employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services; (ii) result from tasks assigned to the executive officer by us; or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us.

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Director Compensation

On March 8, 2023, our compensation committee recommended, and our Board of Directors approved, an amendment to our compensation plan for non-employee directors. Beginning June 28, 2023, each non-employee director will receive annual compensation for serving as a director totaling $80,000, consisting of an annual cash retainer of $28,000, payable in quarterly installments and an annual restricted stock award grant equal to $52,000 total value, which is based on the closing price of our common stock on the date of award. These restricted stock awards vest on the earlier of July 1, 2024 or the date of our 2024 annual meeting. The restricted stock awards will be subject to certain restrictions.

In 2022, each non-employee director received an annual cash retainer of $12,000, payable quarterly and an annual restricted stock grant equal to $63,000 total value, which is based on the closing price of our common stock on the date of grant. For their 2021 service, each non-employee director received an annual cash retainer of $10,000. Each non-employee director also received 4,393 shares in March 2022 equal to $30,000 total value, which was based on an average closing stock price for the third quarter of 2021 of $6.83 per share. On August 5, 2020, we granted 6,876 restricted stock awards to each of Geraldine Pannu, Virgil Thompson, and Justin Yorke, of which 4,538 restricted stock awards vested on October 6, 2020 when we successfully completed our underwritten public offering and up-listed to the Nasdaq Capital Market and 1,169 shares vested on each August 5, 2021 and August 5, 2022.

Our directors are also reimbursed for any reasonable out-of-pocket expenses incurred in connection with service as a director.

The table below shows all compensation paid to our non-employee directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Khoso Baluch	6,000	-	6,000
Jim Neal	6,000	-	6,000
Geraldine Pannu	12,000	63,000	75,000
Virgil Thompson	12,000	63,000	75,000
Justin Yorke	12,000	63,000	75,000

(1)	As noted above, each director received 4,393 shares in March 2022 equal to $30,000 in total value for their 2021 service. These were included in their 2021 compensation and, therefore, have been excluded in their 2022 compensation.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Executive Compensation information contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our Board of Directors that the compensation information be included in this proxy statement.

This report is submitted by the members of the compensation committee of the Board of Directors:

Geraldine Pannu (Chair)

Khoso Baluch

Virgil Thompson

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 31, 2023 for:

●	Each of our directors;
●	Each of our named executive officers;
●	All of our current directors and executive officers as a group; and
●	Each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

The number of shares of our common stock beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of March 31, 2023, through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 24,557,592 shares of our common stock outstanding (including 151,888 issued but unvested shares of restricted stock) as of March 31, 2023. Shares of our common stock that a person has the right to acquire within 60 days of March 31, 2023, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

	Shares beneficially owned
	Shares	Percent
Name and address of beneficial owner (1)
Officers and Directors
David Young (2), (12), (13)	1,944,176	7.8%
Sian Bigora (3), (12)	896,116	3.6%
Michael Floyd (4)	528,735	2.1%
Wendy Guy (5), (12)	702,634	2.8%
Patrick Lin (6)	799,032	3.2%
James Stanker (7)	465,802	1.9%
Khoso Baluch(8)	27,955	*
James Neal(9)	14,407	*
Geraldine Pannu (10)	53,113	*
Virgil Thompson (11)	142,610	*
Justin Yorke (12)	578,687	2.4%

Total for all Officers and Directors	6,153,267	24.8%

Other Stockholder:
CorLyst, LLC (13), (14)	1,129,331	4.6%

* represents less than 1%

(1) Unless otherwise indicated, the address for each beneficial owner listed is c/o Processa Pharmaceuticals, Inc., 7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076.

(2) Consists of (i) 350,424 shares of common stock held directly by Dr. Young; (ii) 376,980 shares held by family entities; (iii) 829,287 shares held by CorLyst, LLC (“CorLyst”) (458,400 shares held on behalf of entities controlled by Dr. Young and 370,887 shares held on behalf of other stockholders); and (iii) restricted stock units for 387,485 shares of our common stock issuable within 60 days of March 31, 2023. Dr. Young is the Chief Executive Officer and Managing Member of CorLyst. Dr. Young disclaims beneficial ownership of a portion of CorLyst shares.

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(3) Consists of (i) 403,019 shares of common stock held directly by Dr. Bigora; (ii) 133,353 shares held by CorLyst; (iii) restricted stock units representing 343,221 shares of common stock issuable within 60 days of March 31, 2023; and (iv) stock options for the purchase of 16,523 shares of common stock exercisable within 60 days of March 31, 2022.

(4) Consists of (i) 107,267 shares of common stock held directly by Mr. Floyd (including 25,000 shares of unvested restricted stock awards that vest in 2023 and 2024); (ii) restricted stock units representing 331,674 shares of common stock issuable within 60 days of March 31, 2023, and (iii) 89,794 shares of common stock held directly by Elion Oncology, Inc. based Mr. Floyd’s ownership interest in Elion Oncology, Inc.

(5) Consists of (i) 187,746 shares of common stock held directly by Ms. Guy; (ii) 166,691 shares held by CorLyst; (iii) restricted stock units representing 331,674 shares of common stock issuable within 60 days of March 31, 2023; and (iv) stock options for the purchase of 16,523 shares of common stock exercisable within 60 days of March 31, 2023.

(6) Consists of (i) 450,835 shares of common stock held by Mr. Lin; (ii) restricted stock units representing 331,674 shares of common stock issuable within 60 days of March 31, 2023; and (iii) stock options for the purchase of 16,523 shares of common stock exercisable within 60 days of March 31, 2023.

(7) Consists of (i) 61,750 shares of common stock held directly by Mr. Stanker; (ii) restricted stock units representing 339,757 shares of common stock issuable within 60 days of March 31, 2023; and (iii) stock options for the purchase of 64,295 shares of common stock exercisable within 60 days of March 31, 2023.

(8) Consists of 27,955 shares of common stock held directly by Mr. Baluch (including 15,455 shares of unvested restricted stock awards that vest in 2023).

(9) Consists of 14,407 shares of common stock held directly by Mr. Neal, all of which are unvested restricted stock awards that vest in 2023.

(10) Consists of 53,113 shares of common stock held directly by Ms. Pannu (including 23,636 shares of unvested restricted stock awards that vest in 2023).

(11) Consists of (i) 16,693 shares of common stock held directly by Mr. Thompson; (ii) 123,849 shares of common stock held directly by the Thompson Family Trust, of which Mr. Thompson is a trustee and has investment and disposition power over the shares of common stock (including 23,636 shares of unvested restricted stock awards that vest in 2023); and (iii) stock options for the purchase of 2,068 shares of common stock exercisable within 60 days of March 31, 2023.

(12) Justin Yorke is a manager of the Richland Fund, LLC. The shares of common stock reported for Mr. Yorke include (i) 56,729 shares of common stock held directly by Mr. Yorke (including 23,636 shares of unvested restricted stock awards that vest in 2023); (ii) the shares held by the Richland Fund, LLC which total 519,890 shares; and (iii) stock options for the purchase of 2,068 shares of common stock exercisable within 60 days of March 31, 2023.

(13) CorLyst is the beneficial holder of 1,129,331 shares. This beneficial ownership is allocated in the above table as follows: Dr. Young-related entities – 458,400 shares, Dr. Bigora – 133,353 shares; Ms. Guy – 166,691 shares; and other stockholders – 370,887 shares.

(14) Although Dr. Young confers with all other members or parties associated with CorLyst, Dr. Young has voting and investment control of this entity.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Policy

The audit committee has adopted written policies and procedures for the committee to review and approve, or ratify related party transactions. These transactions include:

●	transactions that must be disclosed in proxy statements under SEC rules, and

●	transactions that potentially could cause a non-employee director to cease to qualify as an independent director under Nasdaq Stock Market listing requirements.

Transactions that are deemed immaterial under applicable disclosure requirements are generally deemed pre-approved under these written policies and procedures, including transactions with an entity with which a director’s sole relationship is as a non-employee director and the total amount involved does not exceed 1% of the entity’s total annual revenues.

Criteria for committee approval or ratification of a related party transaction, in addition to factors that the committee otherwise deems appropriate under the circumstances, include:

●	whether terms of the transaction are no less favorable than terms generally available from an unaffiliated third party, and

●	in the case of a non-employee director, whether the transaction would disqualify the director from (1) being independent under Nasdaq Stock Market listing requirements, or (2) from serving on the audit committee, compensation committee or nominating and governance committee under Nasdaq Stock Market and other regulatory requirements.

With the exception of the transactions set forth below, we were not a party to any transaction (in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our assets for the last two fiscal years) in which a director, executive officer, holder of more than five percent of our common stock, or any member of the immediate family of any such person has or will have a direct or indirect material interest and no such transactions are currently proposed.

CorLyst, LLC

CorLyst, LLC (“CorLyst”) reimburses us for shared costs related to payroll, health insurance and rent based on actual costs incurred, which are recognized as a reduction of our general and administrative operating expenses in our consolidated statement of operations. We recorded $124,497 and $126,324 of reimbursements during the years ended December 31, 2022 and 2021, respectively. Dr. Young, our CEO and Chairman of our Board of Directors, is also the CEO and Managing Member of CorLyst. David Young spends a nominal amount of effort related to CorLyst activities. As of December 31, 2022, CorLyst beneficially owns 1,129,331 shares of our common stock.

License Agreement with Elion Oncology, Inc.

Mr. Floyd holds equity interests totaling 23.45% of Elion Oncology, Inc., which owns 1.6% of our common stock. On August 23, 2020, we entered into a condition precedent License Agreement with Elion Oncology (“Elion License Agreement”), pursuant to which we acquired an exclusive license to develop, manufacture and commercialize PCS6422 globally. The grant of license was conditioned on the following being satisfied by October 30, 2020: (i) our closing on an equity financing of at least $15 million in gross proceeds and (ii) successful up-listing to Nasdaq.

On October 6, 2020, all conditions were satisfied, resulting in the addition of PCS6422 to the Processa portfolio, and we paid $100,000 cash and issued 825,000 shares of our common stock to Elion. Such shares were subject to a lock-up, which has been satisfied.

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As part of the Elion License Agreement, we have issued 200,000 shares of our common stock to Elion, 100,000 shares on each of October 6, 2022 and 2021, the first and second anniversary dates of the Elion License Agreement. On May 17, 2022, we amended the Elion License Agreement modifying the third milestone event. As such, we will issue 100,000 shares when the maximum tolerated dose or the recommended Phase 2 trial dose has been determined. We believe the payment of this amount is probable and has been accrued for in our December 31, 2022 consolidated financial statements.

As additional consideration, we will pay Elion development and regulatory milestone payments (a portion of which are payable in shares of our common stock and a portion of which are payable in cash) upon the achievement of certain milestones, which include FDA or other regulatory approval and dosing a patient. In addition, we must pay Elion one-time sales milestone payments based on the achievement during a calendar year of one or more thresholds for annual sales for products made and pay royalties based on annual licensing sales. We are also required to split any milestone payments received with Elion based on any sub-license agreement we may enter into.

We are required to use commercially reasonable efforts, at our sole cost and expense, to research, develop and commercialize products in one or more countries, including meeting specific diligence milestones that consist of: (i) dosing a first patient in a Phase 1B clinical trial with a product within 12 months, which has been satisfied; and (ii) dosing a first patient with a product in a Phase 2 or 3 clinical trial within 48 months. Either party may terminate the agreement in the event of a material breach of the agreement that has not been cured following written notice and a 90-day opportunity to cure such breach (which is shortened to 15 days for a payment breach).

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2024 annual meeting, must satisfy the requirements set forth in the advance notice provision under our bylaws. To be timely submitted for our 2024 annual meeting but not included in the Company’s proxy statement, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to June 28, 2024 (the one year anniversary of the preceding year’s annual meeting.)

Any stockholder proposal intended to be included in the Company’s proxy statement for the 2024 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than [●], 2024. If the date of the 2024 annual meeting is moved by more than 30 days from the first anniversary of the Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board by regular mail to Wendy Guy, our Corporate Secretary at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

OTHER MATTERS

The Board knows of no matters to be brought before the Annual Meeting other than those identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the Annual Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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APPENDIX A

Form of Certificate of Amendment

to the

fourth AMENDED AND RESTATED certificate of incorporation

of

Processa pharmaceuticals, inc.

Processa Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Fourth Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 27, 2017, as amended on October 23, 2017, August 8, 2019, December 23, 2019, June 25, 2020, and January 1, 2022 (the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Certificate of Incorporation and declaring said amendment to be advisable. The Certificate of Amendment amends the Certificate of Incorporation as follows:

The FOURTH paragraph of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 100,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”) and (ii) 1,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2.	Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of share thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

A-1

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B. PREFERRED STOCK

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting, a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, as to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3. The requisite stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with Section 242 of the DGCL.

4. This Certificate of Amendment shall be effective at 5:00 p.m. Eastern Time on _____________, 2023.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed as of the date set forth below.

Dated: ___________, 2023	PROCESSA PHARMACEUTICALS, INC.

By:
	Name:	James Stanker
	Title:	Chief Financial Officer

A-2